SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Commodity Strategy Fund
Beginning October 30, 2021, Sonali Kapoor will no longer be a portfolio manager of the fund. Accordingly, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2010.
Sonali Kapoor, Senior Portfolio Manager Liquid Real Assets. Portfolio Manager of the fund through October 29, 2021. Began managing the fund in 2015.
Rick Smith, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2016.
Please Retain This Supplement for Future Reference
September 9, 2021
PROSTKR21-63